SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
 |_|  Preliminary Proxy Statement   |_|  Confidential, for Use of the Commission
                                        only (as permitted by Rule 14a-6(e) (2))
 |X|  Definitive Proxy Statement
 |_|  Definitive Additional Materials
 |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of filing fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
           0-11. (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


           (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


           (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


           (5) Total fee paid:

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         |_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------


         |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:

--------------------------------------------------------------------------------


           (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------


           (3) Filing Party:

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           (4) Date Filed:

                              OCEAN BIO-CHEM, INC.
                               4041 S.W. 47 Avenue
                         Fort Lauderdale, Florida 33314


April 25, 2002



United States Securities and Exchange Commission
Washington, D.C. 20549




                                       RE: OCEAN BIO-CHEM, INC.
                                           Commission File 2-70197
                                           59-1564329


Dear Sir or Madam:

This letter serves as a transmittal for the above referenced Registrant's Proxy Statement and related materials. The original mailing of these materials to shareholders will be carried out on or about May 28, 2002.

Very truly yours,


/s/ Peter G. Dornau
Peter G. Dornau
President and Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 2002


TO THE SHAREHOLDERS OF OCEAN BIO-CHEM, INC.

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Ocean Bio-Chem, Inc., a Florida corporation, will be held at the offices of Ocean Bio- Chem, Inc., 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, on June 25, 2002 at 9:00 a.m. and any and all adjournments thereof, for the following purposes:

     1. To elect six directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to ratify the appointment of Berkovits, Lago & Company, LLP as the independent certified public accountants of the Company.

     3. To transact such other business as properly may come before the meeting or any adjournments thereof.

     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly. The giving of the proxy will not affect your right to vote in person if you attend the Meeting. Your proxy may be revoked at any time before it is voted at the Meeting by following the instruction set forth on page 1 of the attached Proxy Statement.

     Only Shareholders of record of the Common Stock of the Company at the close of business on May 20, 2002 are entitled to notice of and to vote at the Meeting or at any and all adjournments thereof. The accompanying Proxy is being solicited by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Peter G. Dornau

PETER G. DORNAU
President and Chief Executive Officer
Fort Lauderdale, Florida

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                                                                  April 25, 2002

                                 PROXY STATEMENT

                               General Information

     The accompanying proxy is solicited by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on June 25, 2002 at 9:00 a.m., and at any adjournments thereof. The proxy will be voted in accordance with the instructions thereon if it is returned duly executed and is not revoked.

     The proxy hereby solicited is revocable at any time prior to its exercise by sending in a subsequent proxy (with the same or other instructions), by appearing at the Annual Meeting of Shareholders and voting in person, or by notifying the Company in writing that it is revoked. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to attend and/or vote at the meeting.

     This proxy statement and the accompanying proxy will be mailed to shareholders on or about May 28, 2002. The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting has been fixed as May 20, 2002. Only holders of shares of record at the close of business on that date of the Company's Common Stock, par value $.01 per share (hereinafter the "Shares"), will be entitled to notice of, and privilege to vote at said meeting. As of that record date, the number of outstanding shares entitled to vote are 4,368,889 shares of Common Stock and each share is entitled to vote one vote. The Company is bearing the cost of soliciting proxies. The proxies are being solicited by the Board of Directors of the Company.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth information at December 31, 2001 with respect to the beneficial ownership of the Company's Common Stock by holders of more than 5% of such stock and by all directors and officers of the Company as a group:

Title of                  Name and address of                    Amount and nature of        Percent
class                        beneficial owner                    beneficial ownership          of class
--------       --------------------------------------------      ----------------------        ---------
Common      Peter G. Dornau, President,
            Director                                                   2,416,861                  57.0%
            4041 S. W. 47 Avenue
            Fort Lauderdale, FL 33314

Common      All directors and officers as
               a group, 6 individuals                                  2,632,005                  62.1%



     The following paragraphs summarize stock options to purchase shares of the Company's common stock held by officers of the Company. They were included in the foregoing tabulation as the underlying market price exceeds the exercise price as of December 31, 2001.

     On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five year option for 100,000 shares each at an exercise price of $.875 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders.

     Pursuant to the Company's various stock option plans, Mr. Dornau has options to acquire 90,000 shares of the Company's common stock of which 21,000 shares are exercisable within 60 days of the issuance of the Company's December 31, 2001 financial statements.

     Pursuant to the Company's various stock option plans, the Company's directors and officers, as a group, have options to acquire 295,000 shares of the Company's common stock of which 88,000 shares are exercisable within 60 days of the issuance of the Company's December 31, 2001 financial statements.


ITEM 1  -  ELECTION OF DIRECTORS
-------    ---------------------

     At the Annual Meeting, six directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted by the persons designated as proxies for the persons named in the following table, all of whom are now directors of the Company:

                                           Executive
                           Director        officer                        Sole
Name                       since           since              Age         occupation
---------------            --------        --------           ---         -----------
Peter G. Dornau             1973            1973              62          President and Chairman of the Board
                                                                          of Ocean Bio-Chem, Inc. since 1973.

Jeffrey Tieger              1977            1977              58          Vice President-Director Ocean Bio-
                                                                          Chem, Inc. since 1977; Secretary since
                                                                           1982.

Edward Anchel               1998            1999              55          Vice President - Finance.  Mr. Anchel
                                                                          joined the Company on March 1, 1999.
                                                                          For five years prior thereto, he was the
                                                                          CFO of a privately held manufacturing
                                                                          entity.

Laz L. Schneider            1998                 -            63          Attorney with the law firm of Berger
                                                                          Singerman since 1991.

James Kolisch               1998                 -            50          President of Kolisch Insurance since
                                                                           1978.

John B. Turner                    2000                        54          Retired insurance and financial
                                                                          services sales.

         The terms of office of all existing directors expire in June, 2002.

     The Company's Board of Directors held one (1) meeting during the year ended December 31, 2001, at which all the directors were present. The Company has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. There is no family relationship between any director or nominee for director of the Company and any other director, nominee or executive officer of the Company. There is no arrangement or understanding between any such director and any other person pursuant to which such director was selected as a director or nominee for director of the Company. Directors receive no compensation for serving in such capacity. Officers of the Company serve at the pleasure of the Board of Directors.

     The Board of Directors established an audit committee composed of the following directors: Laz L. Schneider, James Kolisch, and John B. Turner. The function of such committee is to receive the auditors' report and to instruct the Board on their recommendations. In order to comply with the underlying rules of the Securities and Exchange Commission and the NASDAQ, the Shareholders ratified a charter for the Audit Committee at the June 9, 2000 Annual Meeting of Shareholders.

     The Audit Committee met twice since last year's Annual Meeting of Shareholders. A representative of the Company's independent auditing firm, Jesus
A. Lago, CPA was present at both meetings. The following matters were discussed or reviewed:

June 15, 2001 Meeting:

     (1) The committee reviewed and discussed the Company's audited financial statements with management and the Company's Independent Certified Public Accountant.

     (2) The committee discussed, with the independent auditor, the matters required to be discussed by Statement of Auditing Standards Number 61, as may be modified or supplemented.

     (3) The committee received the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard Number 1, as may be modified or supplemented, and discussed with the independent auditor the independent accountant's independence.

     (4) Based on the foregoing, the audit committee ratified the inclusion of the audited financial statements as of December 31, 2000 and the year then ended be included in the Company's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission.

March 20, 2002 Meeting:

     (1) The committee reviewed and discussed the final draft of the Company's financial statements as of December 31, 2001 and the year then ended with management and the Company's Independent Certified Public Accountant.

     (2) The committee was informed of current financial and operational matters associated with the Kinpak manufacturing facility including the need for either a satellite warehousing facility or expansion on the current site.

     (3) Management informed the committee that it had executed the Investment Banking agreement with Noble Internal Investments, Inc. reflecting those provisions discussed with the committee previously by telephone while the draft document was circularized for comments.

 The Board of Directors recommends a vote FOR the nominees.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of January 1, 2002, information concerning the number of shares of Common Stock beneficially owned by each director and nominee individually and by all executive officers and directors of the Company as a group. Peter G. Dornau owns approximately 57% of the outstanding Common Stock of the Company. All executive officers and directors as a group own approximately 62% of such Common Stock. The totals shown below for each person and for the group includes shares held personally, shares held by family members, and shares acquirable within sixty (60) days of January 1, 2002 by the exercise of stock options granted under the Company's Stock Option Plans.


Account and Nature of Beneficial Ownership (1)

Name of                      Direct owner-                      Exercisable           Deferred
beneficial                    ship number                         options            share units
owner                         of shares (2)         %            (3)(4)(5)                (5)
-----------                  --------------       -----        ------------        ----------------
Peter G. Dornau              2,416,861            57.0%        121,000              69,000

Jeffrey Tieger                 130,072             3.1%        121,000              69,000

Edward Anchel                   62,500             1.5%         46,000              69,000

James Kolisch                   14,697              .3%            -                  -

John B. Turner                   7,875              .2%            -                  -
                             ---------            -----        -------             -------

All executive officers
and directors as
a group                      2,632,005            62.1%        288,000             207,000
                             =========            =====        =======             =======


         (1) Each person has sole voting and investment power with respect to all shares shown except as indicated below.

         (2) Includes only shares directly owned by respective director/officer and specifically does not include any shares acquirable through the exercise of options as presented above.

         (3) Represents shares subject to stock options that are exercisable currently or within sixty (60) days of January 1, 2002.

         (4) On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five year option for 100,000 shares each at an exercise price of $.875 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders.

         (5) Pursuant to the Company's various stock option plans, the Company's directors and officers, as a group, have options to acquire 295,000 shares of the Company's common stock of which 88,000 shares are exercisable within 60 days of the issuance of the Registrant's December 31, 2001 financial statements.

Executive Compensation

     The following table sets forth the amount of compensation of each officer of the Company who earned in excess of $100,000 annually for each of the years 2001, 2000, and 1999.

                           SUMMARY COMPENSATION TABLE

Name and                            Annual compensation                   Long term compensation
                                    -------------------                   ----------------------
principal position               Year       Salary         Bonus          Options/    Underlying
------------------               ----       ------         -----           SARs(1)    security
                                                                         --------   -------------
Peter G. Dornau, CEO             2001      $ 109,028      $11,100        25,000     Common stock
                                 2000      $ 109,028      $17,500        25,000     Common stock
                                 1999      $ 108,876      $15,650        40,000     Common stock

Edward Anchel, CFO               2001      $ 100,424      $ 7,300        25,000     Common stock
                                 2000      $ 100,424      $ 9,600        25,000     Common stock

     (1) The Company maintains three (3) separate plans under which stock options may be awarded. However, the Company does not maintain a "long-term incentive plan," as that term is used in the applicable SEC rules, under which payments are measured by performance of the Company over longer than a one-year period. Common stock options are usually valued at fair market value on date of grant.

Stock Option Plans:
------------------

     The Company has in effect the 1991, 1992 and 1994 Stock Option Plans (the "1991 Plan", "1992 Plan" and "1994 Plan") that permit the granting of stock options to purchase shares of Common Stock of the Company. All employees of the Company and its subsidiaries are eligible to be selected to participate in all Plans. The Plans are administered by the Board of Directors, which selects employees to be participants and determines the type and number of awards to be granted.

     The number of shares available for grant under each of the 1991 and 1992 Plans is 200,000 shares of Common Stock of the Company. The option price for stock options granted under both Plans is not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

     During 1994, the Company's shareholders approved the "1994 Non-Qualified Stock Option Plan." The plan permits the granting of stock options to purchase shares of Common Stock of the Company at prices determined by the Board of Directors. Pursuant to such Plan, 400,000 shares have been made available.

Options/SAR Grants in Last Fiscal Year

     During the year ended December 31, 2001, no SAR's were awarded. Stock options aggregating 75,000 shares were granted to officers under the foregoing plans. The tabulation presented below reflects data required to be disclosed relating to such stock options and SAR's held by executive officers of the Company at December 31, 2001:

                                                               (1)                                (1)       (2)

                     Shares                             Number of options/SAR's              Value of in-the-money options/
                     acquired          Value                  at end of fiscal year          SAR's at end of fiscal year
 Name                by exercise       realized        exercisable     unexercisable         exercisable        unexercisable
-------------------- -----------       --------        -----------------------------         --------------------------------
Peter G. Dornau          -              -                121,000            69,000               $ 54,370            $27,055
Jeffrey Tieger           -              -                121,000            69,000               $ 54,370            $29,805
Edward Anchel            -              -                 46,000            69,000               $ 22,620            $29,805
                                                         -------            ------               --------            -------
                                                         288,000           207,000               $131,360            $86,665
                                                         =======           =======               ========            =======

     (1) No SAR's were outstanding at December 31, 2001.

     (2) The value of unexercised "in-the-money" options/SAR's at December 31, 2001 was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 2001 and the option price. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.


Report of the Compensation Committee

     The Board of Directors (the "Committee") is responsible for setting the policies and approving the practices of the Company in its compensation to executive officers, including those named in the compensation table in this Proxy Statement. The Company has no separate compensation committee.

     In carrying out its responsibility in 2001, the Committee considered the following:

     1. The Company's financial performance;

     2. The Company's policies and practices for compensation of employees generally;

     3. The historical philosophy of the Company to reward according to merit, commitment to, and performance of, the Company.

     The compensation structure for all employees of the Company, including the executive officers named in the compensation tables in this Proxy Statement, consists of base salary, paid weekly. Base salary of an employee is designed to be competitive with base salaries in the Company's geographical areas of operation.

     Executive officers and other key employees may receive additional cash bonuses under a variable award plan. These bonuses are paid from a bonus pool determined by the Board of Directors based upon the performance of the Company. Individual bonuses are determined by an executive's level of responsibility within the Company and the executive's performance in any year.

     Executive officers and other key employees may also receive compensation in the form of stock options. The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying Common Stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition, the Company encourages stock ownership and retention of Common Stock by employees. Messrs. Dornau, Tieger, and Anchel are members of the Board of Directors.

Performance Comparisons

     The following chart compares the Annual Shareholder Return of the Company for the five years ended December 31, 2001 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non- Financial Stocks index. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent that the Company specifically incorporates it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

     The Company believes that no single peer index or peer company is totally comparable to the Company's business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of the Company's direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to the Company to show those divisions separately from the parent.

     The Performance Chart is presented in this space in the mailing to shareholders. The Chart assumes $100 invested on January 1, 1997 with dividends, if any, being reinvested. As this is not able to be presented in the Edgarized version, a data table underlying the chart, representing annual performance changes for the five years ended December 31, 2001, is presented below in this copy of Proxy materials:


                                  1997       1998        1999         2000          2001
                                  ----       ----        ----         ----          ----
         Ocean Bio-Chem         $ 68.75    $ 62.50      $ 59.40      $ 37.50       $ 72.50
         NASDAQ US              $122.48    $172.70      $320.87      $193.00       $153.15
         NASDAQ Non financial   $117.05    $171.82      $336.81      $196.32       $150.04


EMPLOYEE AND EXECUTIVE OFFICER BENEFIT PLANS

     The Company maintains the stock option and bonus plans described above in this Proxy Statement and the group health, hospitalization and life insurance plans generally available to all employees. The Company does not maintain a pension plan, profit-sharing plan, 401(k) savings plan, executive death benefit plan, executive salary continuation plan, or severance payment plan.

CERTAIN TRANSACTIONS

     On May 1, 1998, the company entered a ten year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity owned by certain officers of the Company. The lease requires a minimum rental of $94,800 for the initial year with provisions for annual increases of 2%. In addition, the Company is charged for real estate taxes, operating expenses and common area maintenance charges. The Company believes that the terms of this lease are comparable to those of similar properties in the same geographic area of the Company available from unrelated third parties. Rent charged to operations during the year ended December 31, 2001 aggregated approximately $100,500.

     The Company acquired the rights to the Star brite name and products for the United States and Canada in conjunction with its original public offering during March, 1981. The President of the Company is the beneficial owner of three companies which market Star brite products outside the United States and Canada. The Company has advanced funds to assist in such foreign marketing in order to establish an international trademark. As of December 31, 2001 and 2000 amounts owed to the Company by these companies were approximately $563,700 and $598,000, respectively. These amounts have been advanced by the Company on open account with requirements of repayment between five and seven years. Advances bear interest at the rate of interest charged to the Company on its bank line of credit. Sales to such affiliates aggregated approximately $319,700 and $360,600 during the years ended December 31, 2001 and 2000, respectively.

     The Company has a business relationship with an entity owned by the President whereby research and development of current and new products are performed by this entity. Pursuant to such relationship the Company paid $30,000 annually to such affiliate during 2001 and 2000.

     On March 25, 1999, the Company borrowed $400,000 from PEJE, Inc., a corporation owned by Messrs. Dornau and Tieger. The terms of the loan provide for an interest rate of nine percent (9%) per annum repayable in sixty (60) payments of $3,356.79 and a balloon payment representing the unpaid balance of principal and interest at maturity. The interest rate is subject to adjustment on April 1, 2002 to the prime rate published by Suntrust Banks of Florida, Inc. plus 1% and the loan is secured by the assets of Star brite Distributing, Inc. subordinate to the prior pledge of such assets to SouthTrust Bank. The Company believes that the terms of this loan are as, or more, favorable than those which could be obtained by the Company from other parties. The Company also has granted to each of Mr. Dornau and Mr. Tieger, as partial consideration for the PEJE, Inc. loan, an option to purchase 100,000 shares of Common Stock of the Company for a term of five (5) years at a purchase price of $.875, representing the fair market value of the stock on the date of grant.

ITEM 2  -  AUDITORS
------     --------

     The Board of Directors has selected, subject to shareholder ratification, Berkovits, Lago & Company, LLP, Certified Public Accountants, as the independent auditors of the Company for the year ending December 31, 2002.

     Accounting services to be provided by Berkovits, Lago & Company, LLP, Certified Public Accountants, include the annual examination of the Company's consolidated financial statements and assistance and consultation regarding the Company's filings with the Securities and Exchange Commission.

     The Board of Directors anticipates that a representative of Berkovits, Lago & Company, LLP. Certified Public Accountants, will be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he so desires, although this is not anticipated, and he will be available to respond to questions.

     Through the date hereof, the Company has been billed approximately $31,900, in the aggregate, by Berkovits, Lago & Company LLP for professional services rendered for the audit of the Company's financial statements as of December 31, 2001 and the year then ended and the reviews of financial statements included in Company filings on Forms 10-Q during the year ended December 31, 2001.

         The Board of Directors recommends a vote FOR this proposal.


SHARES OUTSTANDING AND VOTING RIGHTS

     Directors and officers holding shares of the Company's Common Stock control in the aggregate 60% of the outstanding shares, and all intend to vote such shares in person or by proxy in favor of all proposals of the Board of Directors to be voted upon. A majority of the shares voting in favor of a proposal is sufficient to adopt it.

     The cost of preparing, assembling, and mailing the proxy and related materials will be borne by the Company. Proxies may also be solicited by person, by interview and telephone, and brokers and dealers in securities and others may be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. Similarly, proxies may be solicited by directors and officers at a nominal cost to the Company.

     The proxies named in the enclosed form of proxy and their substitutes will vote the Shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face.

SHAREHOLDER PROPOSALS

     It is anticipated that the next Annual Meeting of Shareholders will be held on or about 9:00 a.m., June 2, 2003. Shareholder proposals intended to be presented at the June 2, 2003 Annual Meeting pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, by January 1, 2003 for inclusion in the Company' s Proxy Statement and Form of Proxy relating to that meeting.

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 Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and Amendments thereto furnished to the Company under Rule 16A-3(e) during its most recent fiscal year and Form 5 and Amendments thereto furnished to the Company with respect to its most recent fiscal year and any written representation referred to in Paragraph (b) (2) (I) of this item, all filings were made.

OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company is not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the best judgment of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matter.


JEFFREY TIEGER, SECRETARY


  /s/ Jeffrey Tieger

Fort Lauderdale, Florida
April 25, 2001

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                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


Proxy for Annual Meeting of Shareholders on June 25, 2002


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June , 2002 at 9:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify: Name:

    Peter G. Dornau        For     /    /        Withhold Authority      /    /
    Jeffrey Tieger         For     /    /        Withhold Authority      /    /
    Edward Anchel          For     /    /        Withhold Authority      /    /
    Laz L. Schneider       For     /    /        Withhold Authority      /    /
    James Kolisch          For     /    /        Withhold Authority      /    /
    John B. Turner         For     /    /        Withhold Authority      /    /





          The Board of Directors recommends a vote "FOR" Item 2 below.

     2. The approval, adoption and ratification of the selection by the Board of Directors of Berkovits, Lago & Company, LLP, Certified Public Accountants, as Auditors for the Company for the year ending December 31, 2002.

             For     /    /        Against     /    /         Abstain     /    /

     3. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1), (2) AND (3) ABOVE.

     Unless  specifically   indicated,   the  execution  of  this  proxy  is  an
acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated______________________,2002